Exhibit 99.1

Broadcom Inc. Announces Pricing of Private Offering of Senior Notes

and Upsize of Previously Announced Debt Tender Offers

SAN JOSE, Calif. – January 4, 2021 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom”) announced today that it has priced its previously announced offering (the “Offering”) of $750 million of 1.950% Senior Notes due 2028 (the “2028 Notes”), $2.75 billion of 2.450% Senior Notes due 2031 (the “2031 Notes”), $1.75 billion of 2.600% Senior Notes due 2033 (the “2033 Notes”), $3.0 billion of 3.500% Senior Notes due 2041 (the “2041 Notes”) and $1.75 billion of 3.750% Senior Notes due 2051 (the “2051 Notes” and, together with the 2028 Notes, 2031 Notes, 2033 Notes and 2041 Notes, the “New Notes”).

Broadcom intends to use the net proceeds from the sale of the New Notes to repay certain of its existing indebtedness, including funding the purchase of the Tender Offer Notes (defined below) and the payment of accrued and unpaid interest, premiums, if any, fees and expenses in connection therewith. The New Notes will be guaranteed on a senior unsecured basis by certain of Broadcom’s subsidiaries. The Offering is expected to settle on January 19, 2021, subject to customary closing conditions.

Concurrently with the Offering, Broadcom is conducting cash tender offers (the “Tender Offers” and each, a “Tender Offer”) to purchase the outstanding notes described below, in each case subject to market conditions and other factors, pursuant to an Offer to Purchase and Consent Solicitation Statement, as supplemented (the “Offer to Purchase”). The notes offered to be purchased in the Tender Offers, listed in the order of priority, are the (i) 3.125% senior notes due 2021 of Broadcom Inc., (ii) 3.000% senior notes due 2022 of Broadcom Corporation, (iii) 3.600% senior notes due 2022 of CA, Inc., (iv) 3.125% senior notes due 2022 of Broadcom Inc., (v) 2.650% senior notes due 2023 of Broadcom Corporation, (vi) 4.500% senior notes due 2023 of CA, Inc. and (vii) 2.250% senior notes due 2023 of Broadcom Inc. (the “Tender Offer Notes”) up to an aggregate purchase price, excluding accrued and unpaid interest, of $3.5 billion (the “Aggregate Purchase Price”). The Aggregate Purchase Price represents an increase in the previously announced amount of $2.75 billion. Broadcom has correspondingly increased the minimum gross proceeds required from the Offering to satisfy the financing condition set forth in the Offer to Purchase to $3.5 billion, from the previously announced amount of $2.75 billion.

The New Notes are being sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The New Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Broadcom Inc.

Broadcom Inc., a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has, and will likely continue to, negatively impact the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; global political and economic conditions; government regulations, trade restrictions and trade tensions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Beatrice F. Russotto

Investor Relations

408-433-8000

investor.relations@broadcom.com